Supplement dated November 15, 2023 to the Statutory Prospectus dated May 1, 2023 for the following flexible premium variable universal life insurance policies issued by Pacific Life Insurance Company:

MVP VUL 11 LTP, MVP VUL 11, and Pacific Select VUL 2

The purpose of this supplement is to announce various underlying Fund changes. This supplement must be preceded or accompanied by the Statutory Prospectus, as applicable (the "Prospectus") for your Policy, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company, as applicable; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

The underlying fund information related to the 1 Year Average Annual Total Returns in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section will be deleted and replaced with the following:

Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/22)
		1 Year	5 Year	10 Year
Fidelity® VIP Total Market Index Portfolio Service Class 2; Fidelity Management & Research Company LLC	0.37%	-19.41%	N/A	N/A

Form No. 15-53240-00